Exhibit 10.16

SECOND AMENDMENT TO
MORTGAGE LOAN REPURCHASE AGREEMENT

This Second Amendment to Mortgage Loan Repurchase Agreement (“Amendment”) is dated as of May 22, 2006, by and between SIRVA MORTGAGE, INC., an Ohio corporation f/k/a Cooperative Mortgage Services, Inc. (“Seller”), and WASHINGTON MUTUAL BANK, a federal association, f.k.a. WASHINGTON MUTUAL BANK, a federal association (“Washington Mutual”).

BACKGROUND

A.                                   Seller and Washington Mutual are parties to a certain Mortgage Loan Repurchase Agreement dated as of May 27, 2005 (as amended or modified from time to time, the “Flex Agreement”) and related agreements, instruments and documents (collectively, with the Flex Agreement, the “Existing Purchase Documents”). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings respectively ascribed to them in the Flex Agreement.

B.                                     Seller has requested that Washington Mutual amend the Flex Agreement in certain respects, all on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby promise and agree as follows:

Section 1.                                          Amendments.

(a)                                         Annexes 1, 4, 5, 6, 8, and 9 of the Flex Agreement are hereby deleted in their entirety and replaced by Annexes 1, 4, 5, 6, 8, and 9, attached hereto, respectively.

(b)                                        Subsection (d) set forth in Exhibit A (Administrative Costs) of the Flex Agreement is hereby amended and restated as follows:

(d)                                 messenger and overnight courier fees and standard wire fees.

(c)                                         Exhibit H (Compliance Certificate) attached to the Flex Agreement is hereby deleted in its entirety and replaced by Exhibit H (Compliance Certificate) attached hereto.

Section 2.                                          Effectiveness Conditions. This Amendment shall be effective upon the completion of the following conditions precedent (all agreements, documents and instruments to be in form and substance satisfactory to Washington Mutual and Washington Mutual’s counsel):

(a)                                         Execution and delivery by Seller of this Amendment to Washington Mutual; and

(b)                                        Execution and/or delivery of all other agreements, instruments and documents requested by Washington Mutual to effectuate and implement the terms hereof and the Existing Purchase Documents.

Section 3.                                          Representations and Warranties. Seller and Guarantor represent and warrant to Washington Mutual that:

(a)                                         All warranties and representations made to Washington Mutual under the Flex Agreement and the Existing Purchase Documents are true and correct as to the date hereof.

(b)                                        The execution and delivery by Seller of this Amendment and the performance by Seller of the transactions herein contemplated (i) are and will be within such party’s powers, (ii) have been authorized by all necessary organizational action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which Seller is a party or by which the property of Seller is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Seller.

(c)                                         This Amendment and any assignment, instrument, document, or agreement executed and delivered in connection herewith, will be valid, binding, and enforceable in accordance with its respective terms.

(d)                                        No Event of Default or Default has occurred under the Flex Agreement or any of the other Existing Purchase Documents.

Section 4.                                          Ratification of Existing Purchase Documents. Except as expressly set forth herein, all of the terms and conditions of the Flex Agreement and Existing Purchase Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Flex Agreement shall mean the Flex Agreement as modified by this Amendment.

Section 5.                                          Governing Law. This Amendment, and all matters arising out of or related to this Amendment, shall be governed by, construed and enforced in accordance with the laws of the State of Texas, excluding its conflict of laws rules.

Section 6.                                          Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile shall also bind the parties hereto.

[Signatures Appear on Following Page]

2

Executed to be effective as the date and year first written above.

SELLER:

SIRVA MORTGAGE, INC., an Ohio corporation, f/k/a Cooperative Mortgage Services, Inc.

By:	/s/ Paul E. Klemme
Name:	Paul E. Klemme
Title:	President

Second Amendment to Mortgage Loan Purchase and Sale Agreement

Signature Page

WASHINGTON MUTUAL:

WASHINGTON MUTUAL BANK,
a federal association, f/k/a.
WASHINGTON MUTUAL BANK, FA,
a federal association

By:	/s/ Ben R. Culver
Name:	Ben R. Culver
Title:	Vice President

Second Amendment to Mortgage Loan Purchase and Sale Agreement

Signature Page

Annex 1

Customized Terms

1.                                       Additional Definitions. The following definitions are added to Section 1 of the Agreement:

“Annual Reporting Date” means the date that is ninety (90) days after the end of each fiscal year (see subsection 13.7(b)).

“Interim Date” means March 31, 2005.

“Maximum Takeout Commitment Expiration Date” means the date that is ninety (90) days after the Acquisition Date for a particular Mortgage Loan.

“Monthly Reporting Date” means the date that is thirty (30) days after the end of each calendar month (see subsection 13.7(a)).

“Permitted Dividend” means a regular cash dividend declared by Seller and paid to its shareholders, provided that such dividends do not exceed, in the aggregate, during any fiscal year fifty percent (50%) of Seller’s net income for such fiscal year (as calculated on its annual statement of income).

“Seller’s Concentration Limit” means $250,000,000.00 at any one time.

“Wet Funding Deadline” means the five (5) Business Day after the closing of the Mortgage Loan.

“Wet Funding Sublimit” means 30% of the Seller’s Concentration Limit at any one time, provided however, for the first and last five calendar days of each month, the Wet Funding Sublimit means 40% of the Seller’s Concentration Limit at any one time.

2.                                       Modified or Clarified Definitions Terms. The following definitions and terms are clarified or modified, as applicable, as follows:

“Acquisition Price”: The percentage referenced in the definition of “Acquisition Price” in Section 1 of the Agreement is ninety-eight percent (98%).

“Event of Default”: The amount of Indebtedness referenced in clause (xi) of the definition of “Event of Default” in Section 1 of the Agreement is Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00).

“Guarantor”: Intentionally deleted.

“Investment Return Rate”: The number of basis points referenced in the definition of “Investment Return Rate” in Section 1 of the Agreement is 125 basis points (1.25%).

“Scheduled Repurchase Date”: The number of days referenced in the definition of “Scheduled Repurchase Date” in Section 1 of the Agreement is ninety (90) days.

No Undisclosed Liabilities: The amount of liabilities and Indebtedness referenced in Section 12.19 of the Agreement is Twenty-Five Thousand and No/100 Dollars ($25,000.00).

Notices of Actions, Suits or Proceedings: The amount at issue referenced in Section 13.4 of the Agreement is Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00).

Debt to Adjusted Tangible Net Worth Ratio: The ratio referenced in Section 13.11 of the Agreement is: (a) 17:1 for the period commencing June 1 through and including September 30, of each year, and (b) 15:1 for the period commencing October 1 through and including May 31 of each year.

Minimum Adjusted Tangible Net Worth: The amount referenced in Section 13.12 of the Agreement is Eleven Million and No/100 Dollars ($11,000,000.00).

Minimum Current Ratio: The ratio referenced in Section 13.13 of the Agreement is 1.05:1.

3.                                       Deposit Credit. Section 6 of the Agreement is amended by the addition of the following Section:

6.3                                 Deposit Credit. Each month MBF shall credit to Seller against the amounts otherwise payable to MBF hereunder a credit based on the Monthly Available Deposits. This credit shall be the sum obtained by the daily application of the LIBOR Rate to the Monthly Available Deposit for the month, multiplied by the number of days in such month, and the credit so calculated shall be applied against amounts due from Seller on the next Remittance Date. The “Monthly Available Deposits” means the arithmetic daily average of the collected balances (after deducting float and balances required by MBF under its normal practices to compensate MBF for the maintenance of such accounts and taking into consideration reserve requirements, insurance premiums and other assessments applicable to such accounts) in non-interest bearing accounts in the name of Seller with MBF. MBF shall calculate the Monthly Available Deposits and the resulting credit in its sole discretion promptly after the last Business Day of each month.

4.                                       Additional Seller Representation: Place of Business and Formation. Section 12 of the Agreement is amended by the addition of the following Section 12.27:

12.27                     Place of Business and Formation. The principal place of business of Seller is 6070 Parkland Boulevard, Mayfield Heights, Ohio 44124. As of the Effective Date, and during the four (4) months immediately preceding that date, the chief executive office of Seller and the office where it keeps its financial books and records relating to its property and all contracts relating thereto and all accounts arising therefrom is and has been located at the address set forth for

Seller in Section 6 of Annex 1. As of the Effective Date, Seller’s jurisdiction of organization is Ohio.

5.                                       Term. Section 14 (Term) of the Agreement is hereby amended and restated to read as follows:

14.                                 Term. This Agreement shall continue until the earlier to occur of (a) the date specified in Annex 1, in which event termination shall be immediately effective, without the necessity of a notice from MBF, provided, however, termination will not affect the obligations hereunder and under the Guaranty as to any Mortgage Loan with respect to which a Loan Purchase Detail, a Loan Sale Confirmation, a Dry Funding Documents Package, or a Wet Funding Documents Package has been delivered by Seller pursuant to the terms of this Agreement prior to said date; or (b) termination as to future transactions by notice of immediate termination from MBF following the occurrence of, and during the continuance of, an Event of Default; provided, however, that termination shall be immediately effective, without the necessity of a notice from MBF, upon the occurrence of an Act of Insolvency. Termination will not affect the obligations hereunder and under the Guaranty as to any Mortgage Loans purchased prior to the effective date of such termination.

6.                                       Termination. The date referenced in clause (a) of Section 14 of the Agreement is June 1, 2007.

7.                                       Representations and Warranties Concerning Mortgage Loans. Without limiting or modifying anything contained in Section 11 of the Agreement and in addition to each of the representations and warranties set forth in Annex 2 concerning each Mortgage Loan then sold to MBF (as such representations and warranties may be modified by another Annex) and each representation and warranty concerning the Mortgage Loan set forth in another applicable Annex, Seller also makes the following additional representation and warranty: The principal amount of the Mortgage Loan is not in excess of $1,500,000.00 on the Acquisition Date for such Mortgage Loan.

8.                                       Notices. Notices to Seller made pursuant to Section 15.1 of the Agreement shall be addressed as follows:

SIRVA Mortgage, Inc.
6070 Parkland Boulevard
Mayfield Heights, Ohio 44124
Attention: President
Telecopy No.: ( ) -

Notices to MBF made pursuant to Section 15.1 of the Agreement shall be addressed as follows:

Washington Mutual Bank
Mortgage Banker Finance

620 W. Germantown Pike, Suite 200
Plymouth Meeting, PA 19462
Attention: Joseph Meehan
Telecopy No.: (610) 828-9657

with a copy to:

Washington Mutual Bank
Legal Department
9200 Oakdale Avenue
Chatsworth, CA 91311
Attention: Carol A. Robertson
Telecopy No.: (818) 349-2734

Annex 4

Provisions Relating to Type 1 Nonconforming Loans

1.                                       Additional Definitions. In addition to the definitions set forth in Section 1 of the Agreement, the following definitions apply:

“Type 1 Nonconforming Loan” means a Mortgage Loan about which not all of representations and warranties set forth in Annex 2 are true and correct but about which all of the representations and warranties in Section 7 of Annex 4 are true and correct.

“Type 1 Nonconforming Loan Sublimit” means $250,000,000.00 at any one time.

“1NC1 Loan” means a Type 1 Nonconforming Loan that is a first lien Mortgage Loan.

“2NC1 Loan” means a Type 1 Nonconforming Loan that is a second lien Mortgage Loan.

“1NC1 Sub-sublimit” means $250,000,000.00 at any one time.

“2NC1 Sub-sublimit” means $25,000,000.00 at any one time.

2.                                       Modified or Clarified Definitions. The definitions set forth in Section 1 of the Agreement are clarified or modified, as applicable, as follows:

“Acquisition Price”: For a 1NC1 Loan, the “Acquisition Price” means an amount equal to ninety-eight percent (98%) of the amount which the Takeout Investor has provisionally committed to pay for such Mortgage Loan in its Takeout Commitment, but in no event more than the Par Value of such a Mortgage Loan. For a 2NC1 Loan, the “Acquisition Price” means an amount equal to ninety-six percent (96%) of the lesser of (a) the Par Value of such 2NC1 Loan and (b) the Market Value of such 2NC1 Loan.

“Investment Return Rate”: For a 1NC1 Loan only, the “Investment Return Rate” means the LIBOR Rate plus 125 basis points (1.25%) per annum. For a 2NC1 Loan only, the “Investment Return Rate” means the LIBOR Rate plus 125 basis points (1.25%) per annum.

“Maximum Takeout Commitment Expiration Date”: For a 1NC1 Loan only, the “Maximum Takeout Commitment Expiration Date” means the date that is ninety (90) days after the Acquisition Date for such a Mortgage Loan. For a 2NC1 Loan only, the “Maximum Takeout Commitment Expiration Date” means the date that is ninety (90) days after the Acquisition Date for such a Mortgage Loan.

3.                                       Purchase and Sale. The following sentence is added to Section 2 of the Agreement:

In no event shall MBF be required to purchase any Type 1 Nonconforming Loan if the Acquisition Price of such Type 1 Nonconforming Loan, when combined with the aggregate

1

Acquisition Price of all Type 1 Nonconforming Loans then held by MBF (and then serviced by Seller or a Successor Servicer), is in excess of the Type 1 Nonconforming Loan Sublimit. In no event shall MBF be required to purchase any 1NC1 Loan if the Acquisition Price of such 1NC1 Loan, when combined with the aggregate Acquisition Price of all 1NC1 Loans then held by MBF (and then serviced by Seller or a Successor Servicer), is in excess of the 1NC1 Sub-sublimit. In no event shall MBF be required to purchase any 2NC1 Loan if the Acquisition Price of such 2NC1 Loan, when combined with the aggregate Acquisition Price of all 2NC1 Loans then held by MBF (and then serviced by Seller or a Successor Servicer), is in excess of the 2NC1 Loan Sub-sublimit.

4.                                       Seller’s Repurchase Obligations. The following sentence is added to the end of subsection 8.2(a) of the Agreement:

In the case of a Type 1 Nonconforming Loan, if Seller fails to obtain a Takeout Commitment for such Type 1 Nonconforming Loan, or fails to provide to MBF a true and correct photocopy of it or information about it required by Section 13.15, within ninety (90) days after the Acquisition Date, MBF may notify Seller, and notify Seller, and Seller shall promptly repurchase such Mortgage Loan at the Repurchase Price on the date of repurchase.

5.                                       Additional Seller’s Covenants. Section 13 of the Agreement is amended by the addition of the following Section 13.15:

13.15                     Takeout Commitment—Type 1. Seller shall make a commercially reasonable effort to obtain a Takeout Commitment for each Type 1 Nonconforming Loan, and Seller shall provide to MBF a true and correct photocopy of it or information about it (in such format and by such media as MBF may from time to time determine) as soon as practicable after Seller has obtained the Takeout Commitment. MBF acknowledges that a Takeout Commitment for a Type 1 Nonconforming Loan may take the form of a bulk trade commitment concerning a number of Type 1 Nonconforming Loans and certain other loans.

6.                                       Representations and Warranties Concerning Type 1 Nonconforming Loans. Notwithstanding anything to the contrary in Section 11 of the Agreement, with respect to a Type 1 Nonconforming Loan, Seller only makes each of the following representations and warranties set forth in Annex 2: 1-10 (inclusive), 11 (if such Mortgaged Property is occupied by the Mortgagor), 12-38 (inclusive), 41, and 43-end (inclusive). In addition, Seller also makes each of the additional representations and warranties with respect to each Type 1 Nonconforming Loan set forth below:

(1)                                  First or Second Lien Loan. The Mortgage is a first lien or a second lien on the Mortgaged Property.

2

(2)                                  FICO Scores. At the time of origination the Mortgagor had a score on the FICO scale of at least 620.

(3)                                  Loan-to-Value Ratio. If the Mortgage Loan is indicated by Seller to be a first lien Mortgage Loan on the Loan Purchase Detail, the loan-to-value ratio of the Mortgage Loan is not in excess of 100%. If the Mortgage Loan is indicated by Seller to be a second lien Mortgage Loan on the Loan Purchase Detail, the loan-to-value ratio of the first lien mortgage loan and the Mortgage Loan combined is not in excess of 100%.

(4)                                  Debt Service-to-Income Ratio. At the time of origination of the Mortgage Loan, the ratio of the scheduled aggregate annual principal payment on the Mortgage Loan to the annual income of the Mortgagor was not in excess of 50%.

(5)                                  Mississippi Loans. The Mortgaged Property is not located in the State of Mississippi.

(6)                                  Documentation. The Mortgage Loan was documented in compliance with Seller’s full or stated documentation program.

(7)                                  Maximum Cash Out. If the Mortgage Loan was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage, the proceeds of the Mortgage Loan did not exceed the amount of the existing mortgage by more than $150,000.

(8)                                  No Mobile Home/Manufactured Housing Loans. The Mortgage Loan is not secured by a mobile home or by manufactured housing.

(9)                                  No Negative Amortization. The Mortgage Loan does not provide for negative amortization or for the potential for negative amortization.

(10)                            Loan Size Limit. If the Mortgage Loan is indicated by Seller to be a first lien Mortgage Loan on the Loan Purchase Detail, the principal amount of the Mortgage Loan is not in excess of $1,500,000.00 on the Acquisition Date for such Mortgage Loan; if it is indicated by Seller to be a second lien Mortgage Loan on the Loan Purchase Detail, the principal amount of the Mortgage Loan is not in excess of $500,000.00 on the Acquisition Date for such Mortgage Loan.

3

Annex 5

Provisions Relating to Type 2 Nonconforming Loans

1.                                       Additional Definitions. In addition to the definitions set forth in Section 1 of the Agreement, the following definitions apply:

“Type 2 Nonconforming Loan” means a Mortgage Loan about which not all of representations and warranties set forth in Annex 2 are true and correct but about which all of the representations and warranties in Section 7 of Annex 5 are true and correct.

“Type 2 Nonconforming Loan Sublimit” means $62,500,000.00 at any one time.

“1NC2 Loan” means a Type 2 Nonconforming Loan that is a first lien Mortgage Loan.

“2NC2 Loan” means a Type 2 Nonconforming Loan that is a second lien Mortgage Loan.

“1NC2 Sub-sublimit” means $62,500,000.00 at any one time.

“2NC2 Sub-sublimit” means $0.00 at any one time.

2.                                       Modified or Clarified Definitions. The definitions set forth in Section 1 of the Agreement are clarified or modified, as applicable, as follows:

“Acquisition Price”: For a 1NC2 Loan, the “Acquisition Price” means an amount equal to ninety-seven percent (97%) of the lesser of (a) the Par Value of such 1NC2 Loan and (b) the Market Value of such 1NC2 Loan.

“Investment Return Rate”: For a 1NC2 Loan only, the “Investment Return Rate” means the LIBOR Rate plus 125 basis points (1.25%) per annum.

“Maximum Takeout Commitment Expiration Date”: For a 1NC2 Loan only, the “Maximum Takeout Commitment Expiration Date” means the date that is ninety (90) days after the Acquisition Date for such a Mortgage Loan.

3.                                       Purchase and Sale. The following sentence is added to Section 2 of the Agreement:

In no event shall MBF be required to purchase any Type 2 Nonconforming Loan if the Acquisition Price of such Type 2 Nonconforming Loan, when combined with the aggregate Acquisition Price of all Type 2 Nonconforming Loans then held by MBF (and then serviced by Seller or a Successor Servicer), is in excess of the Type 2 Nonconforming Loan Sublimit. In no event shall MBF be required to purchase any 1NC2 Loan if the Acquisition Price of such 1NC2 Loan, when combined with the aggregate Acquisition Price of all 1NC2 Loans then held by MBF (and then serviced by Seller or a Successor Servicer), is in excess of the 1NC2 Sub-sublimit. In no event shall MBF be required to

1

purchase any 2NC2 Loan if the Acquisition Price of such 2NC2 Loan, when combined with the aggregate Acquisition Price of all 2NC2 Loans then held by MBF (and then serviced by Seller or a Successor Servicer), is in excess of the 2NC2 Loan Sub-sublimit.

4.                                       Seller’s Repurchase Obligations. The following sentence is added to the end of subsection 8.2(a) of the Agreement:

In the case of a Type 2 Nonconforming Loan, if Seller fails to obtain a Takeout Commitment for such Loan, or fails to provide to MBF a true and correct photocopy of it or information about it as required by Section 13.16, within ninety (90) days after the Acquisition Date, MBF may notify Seller, and Seller shall promptly repurchase such Mortgage Loan at the Repurchase Price on the date of repurchase.

5.                                       Additional Seller’s Covenants. Section 13 of the Agreement is amended by the addition of the following Section 13.16:

13.16                     Takeout Commitment—Type 2. Seller shall make a commercially reasonable effort to obtain a Takeout Commitment for each Type 2 Nonconforming Loan, and Seller shall provide to MBF a true and correct photocopy of it or information about it (in such format and by such media as MBF may from time to time determine) as soon as practicable after Seller has obtained the Takeout Commitment. MBF acknowledges that a Takeout Commitment for a Type 2 Nonconforming Loan may take the form of a bulk trade commitment concerning a number of Type 2 Nonconforming Loans and certain other loans.

6.                                       Representations and Warranties Concerning Type 2 Nonconforming Loans. Notwithstanding anything to the contrary in Section 11 of the Agreement, with respect to a Type 2 Nonconforming Loan, Seller only makes each of the following representations and warranties set forth in Annex 2: 1-10 (inclusive), 11 (if such Mortgaged Property is occupied by the Mortgagor), 12-38 (inclusive), 41, and 43-end (inclusive). In addition, Seller also makes each of the additional representations and warranties with respect to each Type 2 Nonconforming Loan set forth below:

(1)                                  First Lien Loan. The Mortgage is a first lien on the Mortgaged Property.

(2)                                  FICO Scores. At the time of origination the Mortgagor had a score on the FICO scale of at least 550.

(3)                                  Loan-to-Value Ratio. The loan-to-value ratio of the Mortgage Loan is not in excess of 90%.

(4)                                  Debt Service-to-Income Ratio. At the time of origination of the Mortgage Loan, the ratio of the scheduled aggregate annual principal payment on the Mortgage Loan to the annual income of the Mortgagor was not in excess of 50%.

2

(5)                                  Mississippi Loans. The Mortgaged Property is not located in the State of Mississippi.

(6)                                  Documentation. The Mortgage Loan was documented in compliance with Seller’s full or stated documentation program.

(7)                                  Maximum Cash Out. If the Mortgage Loan was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage, the proceeds of the Mortgage Loan did not exceed the amount of the existing mortgage by more than $150,000.

(8)                                  No Mobile Home/Manufactured Housing Loans. The Mortgage Loan is not secured by a mobile home or by manufactured housing.

(9)                                  No Negative Amortization. The Mortgage Loan does not provide for negative amortization or for the potential for negative amortization.

(10)                            Loan Size Limit. The principal amount of the Mortgage Loan is not in excess of $500,000.00 on the Acquisition Date for such Mortgage Loan.

3

Annex 6

Provisions Relating to Type 3 Nonconforming Loans

1.             Additional Definitions. In addition to the definitions set forth in Section 1 of the Agreement, the following definitions apply:

“Type 3 Nonconforming Loan” means a Mortgage Loan about which not all of representations and warranties set forth in Annex 2 are true and correct but about which all of the representations and warranties in Section 7 of Annex 6 are true and correct.

“Type 3 NC/Aged Loan Sublimit” means $5,000,000.00 at any one time.

“1NC3 Loan” means a Type 3 Nonconforming Loan that is a first lien Mortgage Loan.

“2NC3 Loan” means a Type 3 Nonconforming Loan that is a second lien Mortgage Loan.

“1NC3 Sub-sublimit” means $5,000,000.00 at any one time.

“2NC3 Sub-sublimit” means $2,000,000.00 at any one time.

2.             Modified or Clarified Definitions. The definitions set forth in Section 1 of the Agreement are clarified or modified, as applicable, as follows:

“Acquisition Price”: For a 1NC3 Loan, the “Acquisition Price” means an amount equal to ninety-six percent (96%) of the lesser of (a) the Par Value of such 1NC3 Loan and (b) the Market Value of such 1NC3 Loan. For a 2NC3 Loan, the “Acquisition Price” means an amount equal to ninety-six percent (96%) of the lesser of (a) the Par Value of such 2NC3 Loan and (b) the Market Value of such 2NC3 Loan.

“Investment Return Rate”: For a 1NC3 Loan only, the “Investment Return Rate” means the LIBOR Rate plus 162.5 basis points (1.625%) per annum. For a 2NC3 Loan only, the “Investment Return Rate” means the LIBOR Rate plus 162.5 basis points (1.625%) per annum.

“Maximum Takeout Commitment Expiration Date”: For a 1NC3 Loan only, the “Maximum Takeout Commitment Expiration Date” means the date that is ninety (90) days after the Acquisition Date for such a Mortgage Loan. For a 2NC3 Loan only, the “Maximum Takeout Commitment Expiration Date” means the date that is ninety (90) days after the Acquisition Date for such a Mortgage Loan.

3.             Purchase and Sale. The following sentence is added to Section 2 of the Agreement:

In no event shall MBF be required to purchase any Type 3 Nonconforming Loan if the Acquisition Price of such Type 3 Nonconforming Loan, when combined with the aggregate Acquisition Price of all Type 3 Nonconforming Loans and all Aged Mortgage Loans then held by MBF (and then serviced by Seller or a Successor Servicer), is in excess of the Type 3 NC/Aged Loan

1

Sublimit. In no event shall MBF be required to purchase any 1NC3 Loan if the Acquisition Price of such 1NC3 Loan, when combined with the aggregate Acquisition Price of all 1NC3 Loans then held by MBF (and then serviced by Seller or a Successor Servicer), is in excess of the 1NC3 Sub-sublimit. In no event shall MBF be required to purchase any 2NC3 Loan if the Acquisition Price of such 2NC3 Loan, when combined with the aggregate Acquisition Price of all 2NC3 Loans then held by MBF (and then serviced by Seller or a Successor Servicer), is in excess of the 2NC3 Loan Sub-sublimit.

4.             Seller’s Repurchase Obligations. The following sentence is added to the end of subsection 8.2(a) of the Agreement is amended to read in full as follows:

In the case of a Type 3 Nonconforming Loan, if Seller fails to obtain a Takeout Commitment for such Loan, or fails to provide to MBF a true and correct photocopy of it or information about it as required by Section 13.17, within ninety (90) days after the Acquisition Date, MBF may notify Seller, and Seller shall promptly repurchase such Mortgage Loan at the Repurchase Price on the date of repurchase.

5.             Additional Seller’s Covenants. Section 13 of the Agreement is amended by the addition of the following Section 13.17:

13.17       Takeout Commitment—Type 3. Seller shall make a commercially reasonable effort to obtain a Takeout Commitment for each Type 3 Nonconforming Loan, and Seller shall provide to MBF a true and correct photocopy of it or information about it (in such format and by such media as MBF may from time to time determine) as soon as practicable after Seller has obtained the Takeout Commitment. MBF acknowledges that a Takeout Commitment for a Type 3 Nonconforming Loan may take the form of a bulk trade commitment concerning a number of Type 3 Nonconforming Loans and certain other loans.

6.             Representations and Warranties Concerning Type 3 Nonconforming Loans. Notwithstanding anything to the contrary in Section 11 of the Agreement, with respect to a Type 3 Nonconforming Loan, Seller only makes each of the following representations and warranties set forth in Annex 2: 1-10 (inclusive), 11 (if such Mortgaged Property is occupied by the Mortgagor), 12-38 (inclusive), 41, and 43-end (inclusive). In addition, Seller also makes each of the additional representations and warranties with respect to each Type 3 Nonconforming Loan set forth below:

(1)           First or Second Lien Loan. The Mortgage is a first lien or a second lien on the Mortgaged Property.

2)             FICO Scores. If the Mortgage Loan is indicated by Seller to be a first lien Mortgage Loan on the Loan Purchase Detail, at the time of origination the Mortgagor had a score on the FICO scale of at least 500. If the Mortgage Loan is indicated by Seller to be a second lien Mortgage Loan on the Loan Purchase

2

Detail, at the time of origination the Mortgagor had a score on the FICO scale of at least 600.

(3)           Loan-to-Value Ratio. If the Mortgage Loan is indicated by Seller to be a first lien Mortgage Loan on the Loan Purchase Detail, the loan-to-value ratio of the Mortgage Loan is not in excess of 100%. If the Mortgage Loan is indicated by Seller to be a second lien Mortgage Loan on the Loan Purchase Detail, the loan-to-value ratio of the first lien mortgage loan and the Mortgage Loan combined is not in excess of 100%.

(4)           Debt Service-to-Income Ratio. At the time of origination of the Mortgage Loan, the ratio of the scheduled aggregate annual principal payment on the Mortgage Loan to the annual income of the Mortgagor was not in excess of 55%.

(5)           Mississippi Loans. The Mortgaged Property is not located in the State of Mississippi.

(6)           Documentation. The Mortgage Loan was documented in compliance with Seller’s full or stated documentation program.

(7)           Maximum Cash Out. If the Mortgage Loan was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage, the proceeds of the Mortgage Loan did not exceed the amount of the existing mortgage by more than $150,000.

(8)           No Mobile Home/Manufactured Housing Loans. The Mortgage Loan is not secured by a mobile home or by manufactured housing.

(9)           No Negative Amortization. The Mortgage Loan does not provide for negative amortization or for the potential for negative amortization.

(10)         Loan Size Limit. The principal amount of the Mortgage Loan is not in excess of $500,000.00 on the Acquisition Date for such Mortgage Loan.

3

Annex 8

Provisions Relating to Aged Mortgage Loans

1.             Additional Definitions. In addition to the definitions set forth in Section 1 of the Agreement, the following definitions apply:

“Aged Mortgage Loan” means a Mortgage Loan (a) whose Acquisition Price, when added to the Acquisition Prices of all Type 3 Nonconforming Loans and all other Aged Mortgage Loans then owned by MBF, does not exceed the Type 3 NC/Aged Loan Sublimit; (b) whose Acquisition Price, when added to the Acquisition Prices of all other Aged Mortgage Loans then owned by MBF, does not exceed the Aged Mortgage Loan Sub-sublimit; (c) that is approved for classification as an “Aged Mortgage Loan” by MBF in its sole discretion; and (d) that was purchased either (1) subject to a valid Takeout Commitment that has now expired, lapsed or is no longer in full force and effect, or (2) without a Takeout Commitment, and Seller has failed to repurchase the Mortgage Loan pursuant to subsection 8.2(a) by the deadline established by the Annex applicable to that Mortgage Loan. A Mortgage Loan that is classified as an “Aged Mortgage Loan” shall not be considered a “Defective Mortgage Loan” so long as it has such classification.

“Aged Mortgage Loan Sub-sublimit” means $2,500,000.00 at any one time.

2.             Modified or Clarified Definitions. The following definitions set forth in Section 1 of the Agreement are modified as follows:

“Acquisition Price”: For any Mortgage Loan that becomes an Aged Mortgage Loan, the “Acquisition Price” means the amount determined at the Acquisition Date according to other provisions of the Agreement subject to reduction after the Acquisition Date pursuant to Section 3.8.

“Event of Default”: Clause (iii) of the definition of “Event of Default” is amended to read:

(iii)          in any thirty (30) day period, MBF requires Seller to repurchase Mortgage Loans (other than Mortgage Loans that have become Aged Mortgage Loans) pursuant to Section 8 having an aggregate Adjusted Acquisition Price in excess of $1 million; or

“Investment Return Rate”: For an Aged Mortgage Loan, the “Investment Return Rate” means the LIBOR Rate plus 250 basis points (2.50%) for that period of days during which it is classified as an Aged Mortgage Loan.

3.             Reduced Acquisition Price; Refund. The following Section 3.8 is added to Section 3 of the Agreement:

3.8           Recalculation of the Acquisition Price. If a Mortgage Loan becomes an Aged Mortgage Loan, the Acquisition Price for the Mortgage Loan shall be reduced, effective on the date of reduction, by the following amounts according to the following schedule (unless MBF waives in advance one or more of these mandatory reductions with respect to a particular Mortgage Loan):

1

(a)           on the date that a Mortgage Loan becomes an Aged Mortgage Loan, the amount necessary to reduce the Acquisition Price for such Aged Mortgage Loan to an amount equal to ninety percent (90%) of the Par Value of the Mortgage Loan;

(b)           on the date that is thirty (30) days after the first reduction, the amount necessary to reduce the Acquisition Price for such Aged Mortgage Loan to an amount equal to eighty percent (80%) of the Par Value of the Mortgage Loan; and

(c)           on the date thirty (30) days after the second reduction, the amount necessary to reduce the Acquisition Price for such Aged Mortgage Loan to an amount equal to seventy percent (70%) of the Par Value of the Mortgage Loan.

Seller shall pay to MBF each amount by which the Acquisition Price is reduced hereunder, on the date of such reduction, as a partial refund of the initial Acquisition Price, and MBF is authorized to charge either or both of Seller’s Accounts in such amount unless the parties have agreed in writing to a different method of payment. (In the event that Seller’s Accounts do not contain sufficient funds to satisfy in whole any amount due to MBF under this Section 3.8 or if the amount due are not provided by any applicable alternative method of payment agreed by the parties, Seller shall promptly deposit funds in Seller’s Funding Account sufficient to satisfy such amount due to MBF, and Seller shall notify MBF of each such deposit.) On the date on which MBF has owned a Mortgage Loan that has been an “Aged Mortgage Loan” for ninety (90) days (measured from the date on which it was first classified as such), the Mortgage Loan shall lose its classification as an “Aged Mortgage Loan,” become a “Defective Mortgage Loan” and be repurchased by Seller pursuant to Section 8.2 without the necessity of a further notice from MBF that the Mortgage Loan has become a Defective Mortgage Loan.

4.             Seller’s Repurchase Obligations. The following sentence is added to the end of subsection 8.2(a) of the Agreement:

Notwithstanding the foregoing, if the Mortgage Loan has become an Aged Mortgage Loan, Seller shall have no obligation to repurchase the Mortgage Loan under this subsection 8.2(a) as long as it is classified as an Aged Mortgage Loan.

5.             Additional Seller’s Covenants. Section 13.7 of this Agreement is modified by redesignating subsection ”(f)” as subsection ”(g)” and by adding a new subsection (f) to read in full as follows:

(f)            With respect to an Aged Mortgage Loan, if requested by MBF, a copy of the complete servicing file relating to the Aged Mortgage Loan,

2

an updated title opinion covering the mortgaged property securing the Aged Mortgage Loan issued in form and substance acceptable to MBF and issued by a title company acceptable to MBF, a current appraisal or brokers price opinion certifying the current market value of the mortgaged property securing the Aged Mortgage Loan in form and substance acceptable to MBF, and such other information or documentation relating to the borrower or Mortgaged Property of the Aged Mortgage Loan, all of the foregoing to be provided as MBF in its discretion may request at any time or from time to time, all at the sole cost and expense of Seller; and

Section 13 of the Agreement is further amended by the addition of the following Section 13.19:

13.19       Replacement Takeout Commitment—Aged. Seller shall make a commercially reasonable effort to obtain a renewed or replacement Takeout Commitment for each Aged Mortgage Loan, and Seller shall provide to MBF a true and correct photocopy of it or information about it (in such format and by such media as MBF may from time to time determine) as soon as practicable after Seller has obtained the Takeout Commitment. MBF acknowledges that a Takeout Commitment for an Aged Mortgage Loan may take the form of a bulk trade commitment concerning a number of Aged Mortgage Loans and certain other loans.

3

Annex 9

Provisions Relating to Type 4 Nonconforming Loans

1.             Additional Definitions. In addition to the definitions set forth in Section 1 of the Agreement, the following definitions apply:

“Type 4 Nonconforming Loan” means a Mortgage Loan about which not all of the representations and warranties set forth in Annex 2 are true and correct but about which all of the representations and warranties in Section 7 of Annex 9 are true and correct.

“Type 4 Nonconforming Loan Sublimit” means $40,000,000.00 at any one time.

“1NC4 Loan” means a Type 4 Nonconforming Loan that is a first lien Mortgage Loan.

“2NC4 Loan” means a Type 4 Nonconforming Loan that is a second lien Mortgage Loan.

“1NC4 Sub-sublimit” means $0.00 at any one time.

“2NC4 Sub-sublimit” means $40,000,000.00 at any one time.

2.             Modified or Clarified Definitions. The definitions set forth in Section 1 of the Agreement are clarified or modified, as applicable, as follows:

“Acquisition Price”: For a 2NC4 Loan, the “Acquisition Price” means an amount equal to ninety-six percent (96%) of the lesser of (a) the Par Value of such 2NC4 Loan and (b) the Market Value of such 2NC4 Loan.

“Investment Return Rate”: For a 2NC4 Loan only, the “Investment Return Rate” means the LIBOR Rate plus 300 basis points (3.00%) per annum.

“Maximum Takeout Commitment Expiration Date”: For a 2NC4 Loan only, the “Maximum Takeout Commitment Expiration Date” means the date that is ninety (90) days after the Acquisition Date for such a Mortgage Loan.

3.             Purchase and Sale. The following sentence is added to Section 2 of the Agreement:

In no event shall MBF be required to purchase any Type 4 Nonconforming Loan if the Acquisition Price of such Type 4 Nonconforming Loan, when combined with the aggregate Acquisition Price of all Type 4 Nonconforming Loans then held by MBF (and then serviced by Seller or a Successor Servicer), is in excess of the Type 4 Nonconforming Loan Sublimit. In no event shall MBF be required to purchase any 1NC4 Loan if the Acquisition Price of such 1NC4 Loan, when combined with the aggregate Acquisition Price of all 1NC4 Loans then held by MBF (and then serviced by Seller or a Successor Servicer), is in excess of the 1NC4 Sub-sublimit. In no event shall MBF be required to

1

purchase any 2NC4 Loan if the Acquisition Price of such 2NC4 Loan, when combined with the aggregate Acquisition Price of all 2NC4 Loans then held by MBF (and then serviced by Seller or a Successor Servicer), is in excess of the 2NC4 Loan Sub-sublimit.

4.             Seller’s Repurchase Obligations. The following sentence is added to the end of subsection 8.2(a) of the Agreement:

In the case of a Type 4 Nonconforming Loan, if Seller fails to obtain a Takeout Commitment for such Type 4 Nonconforming Loan, or fails to provide to MBF a true and correct photocopy of it or information about it required by Section 13.20, within ninety (90) days after the Acquisition Date, MBF may notify Seller, and notify Seller, and Seller shall promptly repurchase such Mortgage Loan at the Repurchase Price on the date of repurchase.

5.             Additional Seller’s Covenants. Section 13 of the Agreement is amended by the addition of the following Section 13.20:

13.20       Takeout Commitment—Type 4. Seller shall make a commercially reasonable effort to obtain a Takeout Commitment for each Type 4 Nonconforming Loan, and Seller shall provide to MBF a true and correct photocopy of it or information about it (in such format and by such media as MBF may from time to time determine) as soon as practicable after Seller has obtained the Takeout Commitment. MBF acknowledges that a Takeout Commitment for a Type 4 Nonconforming Loan may take the form of a bulk trade commitment concerning a number of Type 4 Nonconforming Loans and certain other loans.

6.             Representations and Warranties Concerning Type 4 Nonconforming Loans. Notwithstanding anything to the contrary in Section 11 of the Agreement, with respect to a Type 4 Nonconforming Loan, Seller only makes each of the following representations and warranties set forth in Annex 2: 1-10 (inclusive), 11 (if such Mortgaged Property is occupied by the Mortgagor), 12-38 (inclusive), 41, and 43-end (inclusive). In addition, Seller also makes each of the additional representations and warranties with respect to each Type 4 Nonconforming Loan set forth below:

(1)           Second Lien Loan. The Mortgage is a first or second lien on the Mortgaged Property.

(2)           FICO Scores. If available, at the time of origination the Mortgagor had a score on the FICO scale of at least 620.

(3)           Loan-to-Value Ratio. The loan-to-value ratio of the first lien mortgage loan and the Mortgage Loan combined is not in excess of 100%.

(4)           Debt Service-to-Income Ratio. At the time of origination of the Mortgage Loan, the ratio of the scheduled aggregate annual principal payment on the Mortgage Loan to the annual income of the Mortgagor was not in excess of 50%.

2

(5)           Mississippi Loans. The Mortgaged Property is not located in the State of Mississippi.

(6)           Documentation. The Mortgage Loan was documented in compliance with Seller’s full or stated documentation program.

(7)           Purpose. The Mortgage Loan was used to purchase a home for a relocating executive or officer.

(8)           No Mobile Home/Manufactured Housing Loans. The Mortgage Loan is not secured by a mobile home or by manufactured housing.

(9)           No Negative Amortization. The Mortgage Loan does not provide for negative amortization or for the potential for negative amortization.

(10)         Loan Size Limit. The principal amount of the Mortgage Loan is not in excess of $500,000.00 on the Acquisition Date for such Mortgage Loan.

3

Exhibit H

COMPLIANCE CERTIFICATE

SELLER:	SIRVA MORTGAGE, INC., an Ohio corporation f/k/a Cooperative Mortgage Services, Inc.
MBF:	WASHINGTON MUTUAL BANK, a federal association
TODAY’S DATE:	/ /200
REPORTING PERIOD ENDED:	month(s) ended / /200

This certificate is delivered to MBF under the Mortgage Loan Repurchase Agreement dated effective as of May 27, 2005, between the Seller and MBF (the “Agreement”), all the defined terms of which have the same meanings when used herein.

I hereby certify that: (a) I am, and at all times mentioned herein have been, the duly elected, qualified, and acting officer of Seller designated below; (b) to the best of my knowledge, the Financial Statements of Seller from the period shown about (the “Reporting Period”) and which accompany this certificate were prepared in accordance with GAAP and present fairly the financial condition of Seller as of the end of the Reporting Period and the results of its operations for the Reporting Period; (c) a review of the Agreement and of the activities of Seller during the Reporting Period has been made under my supervision with a view to determining Seller’s compliance with the covenants, requirements, terms, and conditions of the Agreement, and such review has not disclosed the existence during or at the end of the Reporting Period (and I have no knowledge of the existence as of the date hereof) of any Default or Event of Default, except as disclosed herein (which specifies the nature a d period of existence of each Default or Event of Default, if any, and what action Seller has taken, is taking, and proposes to take with respect to each); (d) the calculations described herein evidence that the Seller is in compliance with the requirements of the Agreement at the end of the Reporting Period (or if Seller is not in compliance, showing the extent of non-compliance and specifying the period of non-compliance and what actions Seller proposes to take with respect thereto); (e) Seller was, as of the end of the Reporting Period, in compliance and good standing with applicable FNMA, GNMA, FHLMC, and HUD net worth requirements.

SIRVA MORTGAGE, INC., an Ohio corporation f/k/a Cooperative Mortgage Services, Inc.

By:
Name:
Title:

SELLER:	SIRVA MORTGAGE, INC., an Ohio corporation f/k/a Cooperative Mortgage Services, Inc.
REPORTING PERIOD ENDED:	/ /200 _

All financial calculations set forth herein are as of the end of the Reporting Period.

I.              TANGIBLE NET WORTH

The Tangible Net Worth of Seller is:

Shareholder’s Equity:	$
Minus: Intangible Assets	$
Minus: Capitalized Servicing Rights	$
Minus: Advances of loans to shareholders, officers or Affiliates:	$
Minus: Investments in Affiliates:	$
Minus: Assets pledged to secure liabilities not included in Debt:	$
Minus: Net Investment in Real Estate	$
Minus: Any other HUD nonacceptable assets:	$
TANGIBLE NET WORTH:	$

II.            ADJUSTED TANGIBLE NET WORTH

Adjusted Tangible Net Worth of Seller is:

Tangible Net Worth (from above):	$
Plus: Subordinated Debt:	$
Plus: 1.00% times UPB of Servicing Rights:	$
ADJUSTED TANGIBLE NET WORTH:	$

REQUIRED MINIMUM (through Termination Date)	$11,000,000.00
In compliance?	☐Yes ☐No

III.           DEBT OF SELLER

Total Liabilities	$
Minus: Loan loss reserves:	$
Minus: Deferred taxes arising from capitalized excess servicing fees:	$
DEBT:	$

IV.           DEBT TO ADJUSTED TANGIBLE NET WORTH

Debt (from above):	$
Adjusted Tangible Net Worth	$
RATIO OF ADJUSTED TANGIBLE NET WORTH:	:1
Maximum permitted 6/1 – 9/30 of each year	17:1 15:1

In compliance?	☐Yes ☐No

V.            CURRENT RATIO

Current Assets (assets that are now cash or will be by their terms or disposition be to cash within one year of the date of calculation and all assets excluded from Tangible Net Worth in Section I. Above)

$
Current Liabilities (liabilities due upon demand or within one year from the date of calculation)	$
RATIO OF CURRENT ASSETS TO CURRENT LIABILITIES	:1
Minimum required (through Termination Date)	1.05:1
In compliance?	☐Yes ☐No

VI.           OWNER COMPENSATION

	Current Month	Year-to-Date
Expensed Compensation	$	$
Plus: Dividends	$	$
Plus: Loans to Owners	$	$

TOTAL	$	$

VII.         PRODUCTION

	Current Month		Year-to-Date
Total Mortgage Loans Funded	$		$	%
Wholesale as % of Total		%		%
Retail as % of Total		%		%

By Category	Current Month		Year-to-Date
Government as % of Total		%		%
Conventional as % of Total		%		%
Jumbo as % of Total		%		%
Subprime as % of Total		%		%
Second Mortgages as		%		%
Other (Describe)%				%
Total (Must = 100%				%

VIII.        TRANSACTIONS WITH AFFILIATES

Transactions with Affiliates (year-to-date)	$
Maximum permitted	$ N/A
In compliance?	☐Yes ☐No

IX.           NO LOANS OR INVESTMENTS (EXCEPT APPROVED INVESTMENTS)

Investments (year-to-date)	$
Maximum permitted	$ N/A
In compliance?	☐Yes ☐No

X.            THIRD PARTY REPORTS

All reports received from third parties (such as the SEC, FNMA, GNMA, FHLMC) subsequent to the last reporting period are attached hereto. These reports include the following (if none, write “None”):

XI.           DEFAULTS OR EVENTS OF DEFAULT

Disclose nature and period of existence and action being taken in connection therewith; if none, write “None”: